UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2007
KRAFT FOODS INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois (Address of Principal executive offices)		60093-2753 (Zip Code)
Registrant’s Telephone number, including area code: (847) 646-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 8, 2007, Kraft Foods Inc. (the “Company” or “Kraft”) entered into a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of its 5.625% Notes due in 2010 (the “2010 Notes”), $750,000,000 aggregate principal amount of its 6.000% Notes due in 2013 (the “2013 Notes”), $1,500,000,000 aggregate principal amount of its 6.500% Notes due in 2017 (the “2017 Notes”), $750,000,000 aggregate principal amount of its 7.000% Notes due in 2037 (the “2037 Notes”) and $250,000,000 aggregate principal amount of its Floating Rate Notes due in 2010 (the “Floating Rate Notes” and collectively with the 2010 Notes, the 2013 Notes, the 2017 Notes and the 2037 Notes, the “Notes”). The provisions of an Amended and Restated Underwriting Agreement dated as of August 8, 2007 (the “Underwriting Agreement”) are incorporated by reference in the Terms Agreement. Copies of the Underwriting Agreement and the Terms Agreement are filed as Exhibits 1.1 and 1.2 to this report, respectively.
The Notes will be issued pursuant to an Indenture (the “Indenture”) dated as of October 17, 2001, by and between the Company and The Bank of New York (as successor trustee to The Chase Manhattan Bank), as trustee, as supplemented by an Officer’s Certificate, dated August 8, 2007 (the “Officer’s Certificate”).
The Company has filed with the Securities and Exchange Commission (the “Commission”) a Prospectus dated May 7, 2004 and a Prospectus Supplement (the “Prospectus Supplement”) dated August 8, 2007 (Registration No. 333-113620) in connection with the public offering of the Notes.
The Notes are subject to certain customary covenants, including limitations on the Company’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. In addition, upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings within a specified period, the Company will be required to make an offer to purchase the Notes of each series at a price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement. The Company may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.
Interest on the 2010 Notes, 2013 Notes, 2017 Notes and the 2037 Notes is payable semiannually, in arrears on February 11 and August 11, commencing February 11, 2008, to holders of record on the preceding January 27 or July 27, as the case may be. Interest on the 2010 Notes, the 2013 Notes, the 2017 Notes and the 2037 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.
Interest on the Floating Rate Notes is payable quarterly on February 11, May 11, August 11 and November 11 of each year, commencing on November 13, 2007. The Floating Rate Notes will bear interest at a rate per annum of LIBOR (determined as set forth in the Prospectus Supplement) plus 50 basis points and will be reset quarterly on February 11, May 11, August 11 and November 11. Interest on the Floating Rate Notes will be computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period.
The 2010 Notes will mature on August 11, 2010, the 2013 Notes on February 11, 2013, the 2017 Notes on August 11, 2017, the 2037 Notes on August 11, 2037 and the Floating Rate Notes on August 11, 2010.
The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement, the 2010 Notes, the 2013 Notes, the 2017 Notes, the 2037 Notes and the Floating Rate Notes, please refer to such agreements and the form of 2010 Notes, the form of 2013 Notes, the form of 2017 Notes, the form of 2037 Notes and the form of Floating Rate Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 4.1(a), 4.1(b), 4.1(c), 4.1(d), 4.1(e) and 4.1(f), respectively.
Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the Underwriters are lenders under the Company’s senior unsecured 364-day revolving credit agreement dated as of May 24, 2007 (the “364-day agreement”), which provides for borrowings by the Company and certain subsidiaries in an aggregate amount of up to $1.5 billion, and our $4.5 billion five-year revolving credit agreement, dated as of April 15, 2005 (the “five-year agreement”). Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities Inc., are joint lead arrangers and bookrunners under Kraft’s 364-day agreement. Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. are joint lead arrangers and bookrunners under Kraft’s five-year agreement. Citibank N.A., an affiliate of Citigroup Global Markets Inc., and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., are administrative agents under both of Kraft’s revolving credit agreements. Deutsche Bank Securities Inc. and Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., are syndication agents under Kraft’s 364-day agreement. Deutsche Bank Securities Inc. is a syndication agent under Kraft’s five-year agreement. Goldman, Sachs & Co. is acting as a financial advisor to Kraft in connection with Kraft’s proposed acquisition of Groupe Danone’s global biscuit business. In order to finance this acquisition, Kraft entered into a commitment letter, dated July 2, 2007, with Goldman Sachs Credit Partners L.P. under which Goldman Sachs Credit Partners L.P. was exclusively authorized to act initially as the sole lead arranger, sole bookrunner, sole syndication agent and sole administrative agent in connection with a proposed senior unsecured 364-day bridge facility in an amount up to €5.3 billion. An affiliate of Goldman, Sachs & Co. acts as an agent and broker in connection with Kraft’s share repurchase program.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Form 8-K:

Exhibit
Number	Description

1.1	Amended and Restated Underwriting Agreement, dated August 8, 2007

1.2	Terms Agreement, dated August 8, 2007, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1(a)	Officer’s Certificate, dated August 8, 2007, establishing the terms and forms of the Notes

4.1(b)	Specimen of 5.625% Notes due 2010

4.1(c)	Specimen of 6.000% Notes due 2013

4.1(d)	Specimen of 6.500% Notes due 2017

Exhibit
Number	Description

4.1(e)	Specimen of 7.000% Notes due 2037

4.1(f)	Specimen of Floating Rate Notes due 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2007	/s/ JAMES P. DOLLIVE

Name: James P. Dollive
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Amended and Restated Underwriting Agreement, dated August 8, 2007

1.2	Terms Agreement, dated August 8, 2007, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1(a)	Officer’s Certificate, dated August 8, 2007, establishing the terms and forms of the Notes

4.1(b)	Specimen of 5.625% Notes due 2010

4.1(c)	Specimen of 6.000% Notes due 2013

4.1(d)	Specimen of 6.500% Notes due 2017

4.1(e)	Specimen of 7.000% Notes due 2037

4.1(f)	Specimen of Floating Rate Notes due 2010